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                                                                  EXHIBIT 10.128

                  [PREFERRED EQUITIES CORPORATION LETTERHEAD]

                               September 2, 1997

Mego Mortgage Corporation
1000 Parkwood Circle, 5th Floor
Atlanta, GA 30339

Attention: James L. Belter, Executive Vice President

Re: Loan Program Sub-Servicing Agreement (the "Agreement") dated as of
    September 1, 1996 between Preferred Equities Corporation ("PEC") and Mego Mortgage Corporation ("MMC")

Gentlemen:

This letter serves to confirm our agreement that the present monthly servicing fee of one-twelfth (1/12) of one-half (1/2) of one percent (0.50%) as set forth in Article 4 of the Agreement is hereby modified and amended to be one-twelfth (1/12) of four tenths (4/10) of one percent (0.40%) of the outstanding principal balance of all loans being serviced on the first day of the prior month. This change is effective as of September 1, 1997. It is further agreed that upon the later to occur of (i) January 1, 1998 or (ii) the first day of the month following the month in which the aggregate principal balance of all loans being serviced by PEC for MMC is equal to or exceeds $1,000,000,000, the monthly servicing fee shall thereafter be one-twelfth (1/12) of thirty-five one hundredths (35/100) of one percent (0.35%). Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

Please sign a copy of this letter in the space indicated below to indicate your acceptance and approval of the foregoing.

                               Very truly yours,

                               PREFERRED EQUITIES CORPORATION

                               By: /s/ FREDERICK H. CONTE
                                  --------------------------------------------
                                  Frederick H. Conte, Executive Vice President

Accepted and approved as of this 2nd day of September, 1997.

MEGO MORTGAGE CORPORATION

By: /s/  JAMES L. BELTER
   -----------------------------------------
   James L. Belter, Executive Vice President